Exhibit 99.1

MelaFind®

Optics by Carl Zeiss

Needham Growth Conference

MELA Sciences, Inc.

January 16, 2013

©MELA Sciences 2012

Forward Looking Statements

This presentation includes “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995. These statements include but are not limited to our plans, objectives, expectations and intentions and other statements that contain words such as “expects,” “contemplates,” “anticipates,” “plans,” “intends,” “believes” and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control. There can be no assurance that our beliefs or expectations will be achieved. Actual results may differ materially from our beliefs or expectations due to economic, business, competitive, market and regulatory factors. The proposed offering is confidential. Anyone receiving or viewing the Management Presentation should keep it confidential and not use it for any purpose other than to consider an investment in the Company in connection with the offering.

MELA: Nasdaq CM

©MELA Sciences 2012

MelaFind®

Optics by Carl Zeiss

Development History

1995 First application of computer vision technology to melanoma

1998 Initiation of development of MelaFind

2004 Protocol Agreement with FDA

2005 Initial Public Offering

2006 Establish commercial-grade manufacturing methods & supplier

2007-08 Execute pivotal trial

2009 PMA (Pre-Market Approval Application) Filed

2010 Not approvable letter; favorable FDA Advisory Panel meeting

5/2011 Amended MelaFind claim – limited to dermatologists; Citizen Petition;

Amended PMA – training program

7/2011 Congressional Hearing - FDA admits not approvable letter “wrong”; if data match revised claim, will approve it

9/2011 CE Mark approval; FDA Approvable letter

11/2011 FDA Approval

1Q 2012 Commercial launch in US (Northeast) and Europe (Germany)

©MELA Sciences 2012

MelaFind®

Optics by Carl Zeiss

Launch Progress Since March 2012

13 Cities in Germany

25 States in US

©MELA Sciences 2012

MelaFind®

Optics by Carl Zeiss

Commercial Strategy 1st 12 months

• Placement of MelaFind system ~$10,000

• ~$50/exam

• Self-pay initially

• Dermatologists

• US – goal of 200 signed contracts

• Germany – goal of 75 signed contracts

©MELA Sciences 2012

MelaFind®

Optics by Carl Zeiss

Revenue Contributions

9 Mo’s YTD

Sales

COGS

Gross Profit

R & D

G & A

Other

Total

ELEMENTS OF REVENUE

Initial Placement Fee:

$2K of $10,000 (

$8K to “deferred revenue”)

Placement Fee balance recognized @

$333/month for 24 months

Card Sales - $2,500 per box of 50 (1 per patient)

($ Germany – alternate model

Per month rental in Revenue Share model - $1,000

Per patient payment in Revenue Share model (50/50) ($ billed in arrears

$43,230

$63,283

($20,053)

(32%)

($16,594,090)

($15,862,380)

($731,710)

(4.6%)

©MELA Sciences 2012

MelaFind®

Optics by Carl Zeiss

43.7 M Medical & Cosmetic Procedures in the US per Year

37 Million Patients for Medical Visits1

13%

25% 20%

7%

2%

3%

3% 6%

3% 4% 11%

Acne

Skin Rash

Skin Lesions, Moles & Other Skin Growths

Warts

Discoloration or Pigmentation

Other Skin Symptoms

Hair and scalp issues

Skin Irritations

Cancer, Skin & Subcutaneous Tissues

Psoriasis

Opportunity for MelaFind, starting at >$370MM

Medical + Cosmetic Patients > $2B Opportunity

5.7 Million Patients for Cosmetic Visits2

8%

9%

46%

16%

21%

Botulinum Toxin Type A

Hyaluronic acid

Laser hair removal

Microdermabrasion

IPL laser treatment

Source: 1. http://yourhealthaccess.com/dermatology. 2012 Advance Data, Number 240

2. American Society for Aesthetic Plastic Surgery , 2011

MELA Sciences 2012

MelaFind

Optics by Carl Zeiss

MelaFind® increases dermatologist compensation, without taking time away from the patient

MelaFind® can add >$96,000/per year to a dermatologist's compensation if used once an hour and charging $100 per session


Average Income:
Dermatologist by Geographical Area
Great Lakes
$312,000
Northwest*
$216,000
Northeast
$246,000
North Central
$252,000
Mid-Atlantic
$298,000
West**
$355,000
Southwest
$210,000
Southeast
$265,000
South Central
$192,000
* Includes Alaska
** Includes Hawaii

Source: Medscape Dermatology Compensation Report: 2012 Results.
http://www.medscape.com/features/slideshow/compensation/2012/dermatology

©MELA Sciences 2012

8

MelaFind®
Optics by Carl Zeiss

2012 Accomplishments

Launched MelaFind (March)

Product upgrades

Developed infrastructure for national business

Many examples of clinical benefit of MelaFind

Melanomas detected

Unnecessary biopsies averted

Ended year with over 100 signed user agreements

Cleveland Clinic Top 10 Innovations for 2013; other unsolicited media attention (print and TV)

German Reader Study results

Initiated FDA post-Approval study

Refined messaging and strategies for increased usage

MELA Sciences 2012

MelaFind

Optics by Carl Zeiss

2013 Goals

Drive toward goal of 275 signed use agreements by March 31, 2013

Expedite MelaFind practice integration & increased usage:

1. Practice commitment at time of placement

2. Peer to peer medical communications

3. Patient communications

4. Enhanced client services

Reduce manufacturing costs significantly

Begin push to cash flow positive

MELA Sciences 2012

MelaFind

Optics by Carl Zeiss

2013 Key Tactics

Dermatology meetings

1. Winter Clinical

2. Orlando Derm Aesthetic & Clinical

1Q 2013

3. Winter Skin

4. Annual AAD meeting

Agency (Rpr) efforts

1. Consumer Media & Skin Cancer Detection campaigns

2. Health & Beauty Magazine PR

3. Melanoma Monday campaign

4. Targeted patient mobilization

In office integration and awareness efforts

MELA Sciences 2012

MelaFind

Optics by Carl Zeiss

Rpr Client & Industry Experience

MELA Sciences 2012

MelaFind

Optics by Carl Zeiss

Usage

Rolling-out tactics to increase awareness of melanoma and MelaFind… increasing usage

Do you have any moles on your body that look like these?

Melanoma is the deadliest form of skin cancer, responsible for 75% of all skin cancer fatalities.1 But when treated early, melanoma is often curable.2

MELA Sciences 2012

MelaFind Advertisements by dermatologists

MELA Sciences 2012

MelaFind

Optics by Carl Zeiss

1

MelaFind Advertisements by MELA

IF YOU HAVE SKIN, YOU’RE AT RISK FOR MELANOMA.

MelaFind Chosen as One of Top 10 Medical Innovations for 2013 by Cleveland Clinic

Criteria for Inclusion are Significant Clinical Impact, High Probability of Commercial Success, and Significant Human Interest

GlobeNewswire Press Release: MELA Sciences, Inc. – Mon, Nov 5, 2012 7:00 AM EST

NEW YORK, Nov. 5, 2012 (GLOBE NEWSWIRE) -- MELA Sciences, Inc. (MELA), the medical device company that has developed MelaFind(R), a breakthrough device intended to help dermatologists detect melanoma when it is still curable, announced today that it has been included in the Top 10 Medical Innovations for 2013 compiled by the Cleveland Clinic.

Top 10 Medical Innovations: 2013 | 15

Handheld Optical Scan for Melanoma

y of

Skin cancer is the most common cancer in the United States, affecting millions each year. One in five Americans will develop this cancer in their lifetime. According to the National Cancer Institute, the incidence of melanoma, the least common but most lethal type of skin cancer, has been increasing for at least 30 years, mainly due to UV radiation from sunlight. More than 76,000 Americans develop melanoma annually and 9,000 are expected to die from it this year.

The survival rate of patients diagnosed with early melanoma is almost 99%, while survival for patients diagnosed with advanced stage cancer drops to about 15%.

nd®

©M

‣ MelaFind® Presence

2013 Conference Schedule – US

- Orlando Dermatology Aesthetic & Clinical Conf. – Jan. (Orlando, FL)
- Winter Clinical Dermatology Meeting – Jan. (Koloa, HI)
- Winter Skin Seminar – Jan. (UT)
- Annual American Academy of Dermatology Meeting – Mar. (Miami, FL)
- Atlantic Dermatological Conference – April (Washington, D.C.)
- South Beach Symposium – April (Miami Beach, FL)
- FL Society of Dermatology & Dermatological Surgery – May (Boca Raton, FL)
- Real World Dermatology for Residents Conference – June (Las Vegas, NV)
- American Academy of Dermatology Summer Meeting – July/Aug. (NY, NY)
- American Dermoscopy Meeting – Aug. (Whitefish, MT)
- Fall Clinical Dermatology Meeting – TBD (Las Vegas, NV)
- American Society for Dermatologic Surgery Annual Meeting – Oct. (Chicago, IL)
- Annual Mount Sinai Winter Symposium – TBD (TBD)

2013

©MELA Sciences 2012
17
MelaFind® Optics by Carl Zeiss

MelaFind® Presence

Upcoming Dermatology Conferences – Germany

Dermatologische Praxis – Mar. (Frankenthal, Germany)

47th DDG-Session – May (Tagung, Germany)

European PostASCO Meeting – TBD (Germany)

Practical Dermatology & Venerology Conference (FOBI) – TBD (Germany)

8th World Congress of Melanoma – July (Hamburg, Germany)

German Skin Cancer Society Meeting (ADO) – Sept (Germany)

2013

Why Melanoma?

Melanoma kills 1 US citizen per hour

80% of all skin cancer deaths

50% increase in mortality since 1973

Fastest growing cancer 6% per year

50% increase in women 15-39

Most common cancer in women 25-29

#1 cancer killer in women 30-35

Affects all age groups

No cure for late stage disease…must diagnose EARLY

Stage IV is 10 and 22 more costly to treat than Stage 1 & MMIS, respectively

9-fold increase incidence if had a prior melanoma

“I have 30-somethings come in for Botox or other skin treatments but they still tan at the beach or in tanning beds. I explain there is no point in targeting lines now if they are just going to end up with a scar on their face from skin cancer.”

Early Detection is the Only Hope for a Cure

ed scars

zation

ule-out

a

How Does MelaFind Work?

Hardware:

- MelaFind acquires multi-spectral data
- Uses light in 10 wavelengths from 430 nm (blue) to 950 nm (near infrared)
- Depth up to **2.5 mm** into the skin
- **20 micron-resolution** (sees clusters of 3 melanocytes)

Software:

- Sophisticated proprietary automatic algorithms analyze data
- Provides MelaFind output – High or Low Disorganization


MelaFind®
depth down
to 2.5 mm


MelaFind
Lesion 2
Notes:
Lesion of Interest
Low
Disorganization
Summary
Complete
Show Previous Lesion
Show Next Lesion

©MELA Sciences 2012

21

MelaFind
Optics by Carl Zeiss

Melanoma in situ

Invasive Melanoma, 0.25 mm

Invasive Melanoma, 0.30 mm

Invasive Melanoma, 0.40 mm

ALL MELAFIND “HIGH”

Melanoma in situ

Invasive Melanoma, 0.50 mm

Melanoma in situ

Melanoma in situ

Melanoma in situ

Low Grade Dysplastic Nevus
Low Grade Dysplastic Nevus
Seborrheic Keratosis
ALL MELAFIND "LOW"
Seborrheic Keratosis
Low Grade Dysplastic Nevus
Low Grade Dysplastic Nevus
Low Grade Dysplastic Nevus
Low Grade Dysplastic Nevus
Compound Nevus

25

Example 1 Figure 6. Standard images Invasive melanoma (2P) Low-grade dysplastic nevus (3J) Dermoscopic Clinical close-up Clinical overview Melanoma has eccentric and intense asymmetry at all depths versus benign lesion. Figure 8. Asymmetry images [wavelength (mm) and penetration (mm) and penetraction depth (mm)] Invasive melanoma (2P) Low-grade dysplastic nevus (3J) 430 nm (0.4mm) 460 nm (0.7 mm) 510 nm (0.9 mm) 600 nm (1.3 mm) 660 nm (1.7 mm) 780 nm (2.0 mm) 880 nm (2.2 mn) 950 nm (2.5 mm) 430 nm (0.4mm) 460 nm (0.7 mm) 510 nm (0.9 mm) 600 nm (1.7 mm) 660 nm (1.7 mm) 780 nm (2.0 mm) 880 nm (2.2 mm) 950 nm (2.5 mm) © MELA Sciences 2012 MelaFind Optics by Carl Zelss 26

Example 2 (2.5 mm) 430 nm (0.4mm) 460 nm (0.7 mm) 510 nm (0.9 mm) 600 nm (1.7 mm) 660 nm (1.7 mm) 780 nm (2.0 mm) 880 nm (2.2 mn) 950 nm (2.5 mm) © MELA Sciences 2012 Invasive Melanoma Low Grade Dysplastic Nevus Invasive Melanoma Low Grade Dysplastic Nevus Invasive Melanoma Low Grade Dysplastic Nevus Melanoma has eccentric and intense asymmetry at all depths versus benign lesion Benign lesion has more homogenous texture versus melanoma Benign lesion with more robust and ordered structure versus melanoma MelaFind Optics by Carl Zelss

Summary of MelaFind Performance Pivotal Trial (n = 1612 lesions in primary endpoint) Biopsy 98.3% (112/114*) 95% LCB = 95.1% Sensitivity Average: Biopsy MelaFind: 9.5% p = 0.02 Specificity Dermatologists: 3.7% Adjunctive Reader Study (110 Dermatologists) Biopsy MelaFind: 97% (63/65) p < 0.0001 Sensitivity Dermatologists: 72% (47/65) *45% melanoma in situ; median Breslow thickness (depth) 0.365 mm 28 MelaFind optics by Carl Zeiss MELA Sciences 2012

Arch Dermotol. February 20, 2012 Dr. Darrell Rigel, New York University 179 attending dermatologists participated 24 pigmented skin lesions (5 melanomas, 19 non-melanomas) Biopsy decision before and after provision of MelaFind result recorded Before After Metric MelaFind MelaFind Comments Sensitivity 69% 94% % of Derms who Would Improved Biopsy Performance 13% 70% Biopsy all 5 MM’s Specificity 54% 40% Modest decrease in specificity % of MelaFind True Lower biopsy rates for 42% 25% Negatives Biopsied MelaFind® True Negatives % of Non-Evaluable No significant impact of no 37% 42% Lesions Biopsied result” Kappa Statistic Variability in biopsy decisions 0.32 0.45 decreased 29 MelaFind optics by Carl Zeiss MELA Sciences 2012

‣ Published in Premier Academic Journals

STUDY

ONLINE FIRST

The Performance of MelaFind

A Prospective Multicenter Study

Gary Monheit, MD; Armand B. Cognetta, MD; Laura Ferris, MD, P
Mary Martini, MD; James M. Grichnik, MD, PhD; Martin Mihm, M
Roy King, MD; Alicia Toledano, ScD; Nikolai Kabelev, BCSc; Maci

Objective: To demonstrate the safety and effectiveness of MelaFind, a noninvasive and objective computer-vision system designed to aid in detection of early pigmented cutaneous melanoma.

Design: A prospective, multicenter, blinded study. The diagnostic performance of MelaFind and of study clinicians was evaluated using the histologic reference standard. Standard images and patient information for a subset of 50 randomly selected lesions (25 melanomas) were used in a reader study of 39 independent dermatologists to estimate clinicians' biopsy sensitivity to melanoma.

Setting: Three academic and 4 community practices in the United States with expertise in management of pigmented skin lesions.

Patients: A total of 1383 patients with 1831 lesions enrolled from January 2007 to July 2008; 1632 lesions (including 127 melanomas—45% in situ—with median Breslow thickness of invasive lesions, 0.36 mm) were eligible and evaluable for the study end points.

ARCHIVES OF
DERMATOLOGY

Online First: February 20, 2012

Research Letters

TABLE OF CONTENTS ›

ONLINE FIRST

Impact of Guidance From a Computer-Aided Multispectral Digital Skin Lesion Analysis Device on Decision to Biopsy Lesions Clinically Suggestive of Melanoma

Darrell S. Rigel, MD, MS; Mrinalini Roy, BA; Jane Yoo, MD, MPP; Clay J. Cockerell, MD; June K. Robinson, MD; Richard White, MA

Arch Dermatol. Published online February 20, 2012. doi:10.1001/archdermatol.2011.3388

A major challenge faced daily by clinical dermatologists is to determine which pigmented lesions are appropriate for biopsy. The present study was designed to determine the effect of guidance provided by a multispectral digital skin lesion analysis (MSDSLA) device (MelaFind; MELA Sciences Inc)[1] on dermatologists' decision to biopsy a pigmented lesion and the impact of the information provided by the device on the associated melanoma biopsy sensitivity and specificity. MelaFind uses light from visible to near-infrared wavelengths to image up to 2.5 mm beneath the skin and analyzes images from subbands of these wavelengths to provide information about the lesion's level of structural disorder. The device provides an output of "positive" or "negative" as an additional piece of data that can be integrated into the biopsy decision.

©MELA Sciences 2012

30

MelaFind
Optics by Carl Zeiss

German Reader Study (n = 202 dermatologists) Percent of Number of melanomas Sensitivity Specificity dermatologists Specificity detected by 90% of Sensitivity > 90% dermatologists Arm 1 – 101 dermatologists 70.5% 54% 3 23% 9.2% with clinical information only Arm 2 – 101 dermatologists with clinical 78.4% 45.1% 22 21% 43% information & MelaFind output Statistical p < 0.00001 p < 0.00001 p < 0.00006 Not applicable p < 0.00002 significance 1. Sensitivity to early melanoma is much more important than specificity 2. ~ 1:1 Trade off of sensitivity : specificity is very clinically meaningful 31 MelaFind optics by Carl Zeiss

MELA Sciences 2012

Clinically Atypical Pigmented Skin Lesions Pigmented skin lesions having one or more clinical or historical characteristics of melanoma: 14. ABCD: Asymmetry, Border Irregularity, Color Variegation, Diameter > 6 mm1 5. E – Evolving2,3 6. P – Patient’s Concern4,5,6 7. R – Regression7 8. U – Ugly Duckling8 9. M – MelaFind ® 9 (Objective Measure of 3D Morphological Disorder) 1Friedman RJ, Rigel DS, Kopf, AW. CA Cancer J Clin. 1985. 2Abbasi NR, Shaw, HM, Rigel, DS, et al. JAMA. 2004. 3Rigel, DS, Friedman, RJ, Kopf, AW, Polsky, D. Arch

Dermatol. 2005. 4Schwartz, JL, Wang, TS, Hamilton, TA, Lowe, L,  Sondak, VK, Johnson, TM. Cancer. 2002. 5Brady, MS, Oliveria, SA, Christos, PJ, et al. Cancer. 2000. 6Richard, MA, Grob, JJ, Avril, MF, et al. Intern J of Cancer. 2000. 7Blessing, K, McLaren, KM. Histopathology. 1992. 8Grob, JJ, Bonerandi, JJ. Arch Dermatol. 1998. 9Monheit, G, Cognetta, AB, Ferris, L, et al. Arch Dermatol. 2011. 32 MelaFind optics by Carl Zeiss

MELA Sciences 2012

Patient In the Clinic The examining dermatologists’ expertise allows him/her to easily differentiate obviously benign lesions (i.e. freckles)… from an obviously malignant lesion… However, atypical lesions are difficult to differentiate… 33 MelaFind optics by Carl Zeiss

MELA Sciences 2012

Summary Summary Market for melanoma detection is large and growing Significant unmet medical need MelaFind® is a breakthrough product for early detection Largest positive prospective trial ever performed in melanoma detection Launched March 7, 2012 – US & Germany Goal: by March 31, 2013 – 200 systems in US and 75 Germany On target; medical utility in customer hands established Strong business model for commercialization Well capitalized 34 MelaFind optics by Carl Zeiss

MELA Sciences 2012

Evolution of MelaFind MelaFind optics by Carl Zeiss

MELA Sciences 2012